June 2016 San Francisco Investor Presentation Exhibit 99.1

Disclosure To the extent statements contained in this presentation are not descriptions of historical facts regarding Presbia PLC and its subsidiaries (collectively “Presbia,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” or “continue,” or the negative of these terms or other comparable terminology. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: (i) the initiation, timing, progress and results of our clinical trials, our regulatory submissions and our research and development programs; (ii) our ability to advance our products into, and successfully complete, clinical trials; (iii) our ability to obtain pre-market approvals; (iv) the commercialization of our products; (v) the implementation of our business model, strategic plans for our business, products and technology; (vi) the scope of protection we are able to establish and maintain for intellectual property rights covering our products and technology; (vii) estimates of our expenses, future revenues, growth of operations, capital requirements and our needs for additional financing; (viii) the timing or likelihood of regulatory filings and approvals; (ix) our financial performance; (x) developments relating to our competitors and our industry; and (xi) statements regarding our markets, including the estimated size and anticipated growth in those markets. Various factors may cause differences between our expectations and actual results, including those risks discussed under “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2016 and those risks discussed under “Risk Factors” in other reports we may file with the Securities and Exchange Commission. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Business Highlights

PRESBIA

Best-in-Class Near Vision Microlens

- Refractive corneal inlay restores reading vision, multiple lines of improvement
- Wide range of lens refractive powers to offer patients a customized therapy
- Compatible with other refractive surgical procedures - LASIK and cataract surgery
- CE-marked with over 1000 lenses safely implanted globally

Clear FDA Pathway

- Second and final FDA two-stage clinical trial enrollment completed: 421 U.S. patients received Presbia Flexivue Microlens™
- 18 months into 36-month follow-up; submission of final PMA module in Q4 2017 expected to lead to FDA approval Q4 2018
- + 5 lines of uncorrected near visual acuity in treated eyes (100% of 6 month US study cohort)

Large, Underserved Presbyopia Opportunity

- 113 million presbyopes in the U.S.; 1.8 billion worldwide (2014)*
- 4,000+ ophthalmic surgery centers with no effective treatment of presbyopia
- Refractive surgeons are highly motivated to develop this market to replace lost LASIK volumes and utilize installed base of expensive femtosecond lasers
- Compelling surgery center economics: 100% private pay, ~10 minute procedure

Commercial Strategy

- Two beach-heads
- Now: Asia Pacific – South Korea
- Next: Europe – Germany
- Ongoing: Centers of Excellence – Ireland, Netherlands, Canada, Australia

*Source: 2013 Market Scope.

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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Presbyopia Surgery is the Missing Piece in Refractive Surgery

PRESBIA

Currently There is No Established Surgical Market for the 40–60 Year Old Patient Pool



Presbyopia
LASIK
Cataract
Patient Age
20
30
40
50
60
70
80

Refractive Surgery Centers

- Hit hard by flat-to-declining LASIK procedure volumes, overcapacity, and LASIK procedure price erosion
- Highly receptive to new private pay presbyopia procedure requiring no capital outlay

Presbia Flexivue Microlens™ Procedure

- No capital expenditure required
- Simple surgical procedure, short learning curve
- 100% private pay; ~10 minute procedure

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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Large, Underserved And Growing Market Opportunity Demographic-Driven Market Growth 1.8 Billion Presbyopes (billions) Source: 2013 Market Scope. United States (113) Western Europe (128) Latin America (140) China (423) India (249) Rest of World (542) Other Wealthy Nations (53) Japan (58) (millions)

A Loss of Near Vision Affecting the Majority of People over the Age of 40 Presbia and related research shows: The Inconvenience of Presbyopia “I can never find my glasses”* “Can’t read using my iPhone”* “The hassle of my glasses on and off all day”* Freedom and confidence Reading glasses are one of the most ubiquitous signs of aging Recent Bausch & Lomb survey found “almost half of women over the age of 40 admit to feeling embarrassed, frumpy, or annoyed when reaching for reading glasses”* “I feel younger”* “My friends notice I don’t have reading glasses”* “I feel free now that I don’t need them”* * Focus Groups, February, 2015, Dublin, Ireland

The LASIK Perspective Country Population LASIK Cases (2013 Units) United States 316,000,000 602,000 South Korea 49,000,000 139,000 Germany 81,000,000 135,000 The potential patient base for presbyopia treatment is about 1.6 times greater than LASIK. Source: 2012 Market Scope.

U.S. LASIK Ramp up Source: Market Scope

Clearly Differentiated Near Vision Solution

Procedure Performed on one eye Utilizes proven laser technology to create a pocket in the cornea Customizable to specific patient vision needs 10-minute procedure in doctor’s office; topical anesthesia only Slit lamp image of Presbia Flexivue Microlens™ Presbia Flexivue Microlens™

Microlens Surgical Procedure 10 Minute Procedure Utilizing Existing Femtosecond Laser Femtosecond Laser 1 Creates a pocket in patient’s cornea 3 2 Proprietary Inserters Surgeon uses inserter to implant lens in patient’s cornea Self-Sealing Pocket Pocket self-seals, holding lens in place at center of visual axis Proprietary Reusable Insertion Tools Single Use Inserter Disposable

Presbia Flexivue Microlens™
Best In Class Solution

Presbia Flexivue Microlens™
Designed to Eliminate Need for Reading Glasses

- **Intracorneal Refractive Lens** implanted in a pocket in cornea of non-dominant eye
- **Hydrophilic Acrylic Material** similar to that used in IOLs for > 20 years
- **A True "Microlens"** with 3.2 mm diameter and edge thickness of 0.015 mm
- **Offered In A Wide Range Of Powers** ranging from +1.5 diopter to +3.5 diopter, in 0.25 diopter increments
- **Invisible To The Naked Eye** once implanted
- **Compatible** with other ophthalmic diseases (e.g., cataract)
- **Platform For Future Technologies**


Actual Size
3.2 mm Overall Diameter
0.51 mm Central Hole Diameter
1.6 mm Central Zone Diameter
Boundary between Central and Optic Zones Shown by Imaginary Line
MM
10 20 30 40
1/2MM
Optic Zone
1.6 mm Central Zone Diameter
Central Zone
Boundary between Central and Optic Zones Shown by Imaginary Line
0.015 mm Edge Thickness
0.51 mm Central Hole Diameter
Center Thickness Varies by Lens Power

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

12

Intellectual Property

PRESBIA

U.S. Patents

- Five patents issued:
  - Lens Holder Apparatus and System Method (US 8,869,975 B2)
  - Lens Inserter Apparatus and Method (US 9,017,401 B2)
  - Lens Injector Apparatus and Method (US 8,454,687 B2)
  - Lens Injector Apparatus System and Method (US 9,010,817 B2)
  - Method for Laser Cutting a Corneal Pocket (US 9,168,175 B2)
- Two patents pending (patent applications):
  - Lens Inserter Assembly
  - System for Monitoring and Tracking Patient Outcomes After Surgical Implantation of an Intracorneal Lens

Foreign Patents

- Lens Holder Apparatus and System Method
  - Issued: Canada
  - Allowed, waiting for issue: China
  - Awaiting Examination: Australia, Europe, Israel, Japan, Korea, Russia, India, Brazil
- Lens Inserter Apparatus and Method
  - Issued: Japan, China, Australia
  - Allowed, waiting for issue: Israel
  - Pending: Canada, Europe, Korea
- Lens Injector Apparatus and Method
  - Pending: Japan, Korea
- Method for Laser Cutting a Corneal Pocket
  - Pending: Australia, Canada, China, Europe, Hong Kong, Israel, Japan, Korea

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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Manufacturing 4,000 square-foot, two-part (wet/dry) manufacturing facility Approved to manufacture devices for U.S. IDE by State of California FDA in 2013 Sufficient capacity to handle projected Presbia Flexivue Microlens™ volume through U.S. launch Approved to manufacture devices for OUS sale by Intertek (ISO 13485:2012 certified) Additional third-party manufacturing facility in Israel supplies product for all current OUS requirements Distribution facilities in Ireland and the Netherlands Irvine, CA Manufacturing Facility

Not All Inlays are the Same

PRESBIA

Presbia FlexivueMicrolens™

Intracorneal Refractive Lens;
Implanted in a Pocket



AcuFocus KAMRA

Creates a Pinhole Effect;
Implanted in a Pocket



ReVision Optics Raindrop

Adds Bulk to Cornea;
Implanted under a LASIK-like Flap



	Presbia FlexivueMicrolens™	AcuFocus KAMRA	ReVision Optics Raindrop
Wide Range of Refractive Powers	✓	X	X
Aesthetically Appealing	✓	X	✓
Designed to be Replaced if Needed	✓	X	X
Tissue Sparing Procedure	✓	X (Is if placed in pocket and patient is -0.75D)	X
No Additional Capital Expenditure	✓	X (AcuTarget for centration)	✓

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

15

Safety Data (May 24, 2016) 279 postoperative adverse events reported in operated eyes to date; majority easily treated No unanticipated adverse device effects reported to date Sept 2015: Completion of 2nd stage enrollment (a total of 346 subjects) Throughout 2016 into 2017: Focus is on compliance – constant subject follow through Q4, 2017: Submit clinical data in Final PMA Module to FDA (300 subjects, 2 year data) U.S. Pivotal Trial 2017 2015 2016 2018 Q4, 2018: Anticipate approval 421st Subject Treated 9/11/15 Submit Annual Safety Report to FDA 4Q15 379th subject 12M Visit 9/16 Submit Annual Safety Report to FDA 4Q16 300 Intent To Treat 24M Visit early 3Q17 Submit Final PMA Module 4Q17 Submit Annual Safety Report to FDA 4Q17 Submit final Report to FDA 4Q18

U.S. Pivotal Trial 421 subjects have undergone insertion of the Company’s Microlens during the staged pivotal clinical trial to obtain pre-market approval from the FDA. Currently, the Company is 18 months into its 3-year pivotal study and anticipates submitting data to the FDA in Q4 2017. To date, 100% of the subjects have passed through the 6-month post-operative visit. The data set forth in Slide 20 represents only two of the secondary endpoints associated with the U.S. Pivotal  Trial.  Important data on additional secondary endpoints and safety endpoints for our U.S. FDA clinical trial can found in the “Additional U.S. Pivotal Trial” section beginning at slide 29 of this  presentation.

U.S. Pivotal Trial Data made available to the Company indicates that: Subjects gained an average of 5 lines of uncorrected near visual acuity (the ability to see close objects without prescription enhancement) in treated eyes No change from results of 90% cohort reported Notwithstanding these results, we cannot assure you when or whether the Company will obtain pre-market approval, or what expenditures the Company will incur whether or not we obtain such approval, given the many significant risks associated with seeking such an approval from the FDA.  Furthermore, certain adverse events have been reported as part of the on-going staged pivotal clinical trial.  For a discussion of previously reported adverse events please see the risk factors, including the risk factor titled “If concerns regarding side effects from presbyopia correction surgery generally, or our products specifically, develop, including as a result of third-party studies and publications, our business, results of operations and financial condition will be materially and adversely affected.”, in the Company’s annual report on Form 10-K for the year ended December 31, 2015.  The Company requires PMA approval in order to market its products in the United States.

In Summary (U.S. Pivotal Trial) Can perform almost all near vision tasks without glasses An improvement from reading a subhead in the news paper (12pt font) to reading the content label (4pt font) on a bottle of eye drops

U.S. Pivotal Trial There was little to no change in binocular uncorrected distance vision and no change from 90% cohort results reported Presbia Flexivue Microlens is designed to take advantage of binocular vision as most patients fuse both images in the brain. The brain filters bad images, thus, resulting in accepting the best images. This process is known as “neuroadaptation.” Notwithstanding these results, we cannot assure you when or whether the Company will obtain pre-market approval, or what expenditures the Company will incur whether or not we obtain such approval, given the many significant risks associated with seeking such an approval from the FDA.  Furthermore, certain adverse events have been reported as part of the on-going staged pivotal clinical trial.  For a discussion of previously reported adverse events please see the risk factors, including the risk factor titled “If concerns regarding side effects from presbyopia correction surgery generally, or our products specifically, develop, including as a result of third-party studies and publications, our business, results of operations and financial condition will be materially and adversely affected.”, in the Company’s annual report on Form 10-K for the year ended December 31, 2015.  The Company requires PMA approval in order to market its products in the United States.

Consistent with the recently report data Last month we reported on the data from 90% of the subjects who had passed through the 6-month post-operative visit. The results from the 100% of the subjects who have passed through the 6-month post operative visit show that we are consistently seeing subjects gaining an average of 5 lines of uncorrected near visual acuity and approximately 99% of subjects maintained the same binocular (vision using both eyes) uncorrected distance vision as pre-operatively.

Focused Commercialization Strategy 2016 2017 2018 2019 South Korea Start to build clinical credibility in Germany Centers of Excellence: Ireland/UK, Netherlands, Australia/NZ, Canada Q4: North America* launch Asia: TBD: Japan, Malaysia, Singapore, Thailand Europe: TBD: Spain, Italy, Other Germany * Contingent on FDA approval

Focus Market South Korea – Key Activities Year To Date Build acceptance through IRB/Clinical studies and surgical results High profile, respected clinical sites provide credibility with commercial surgeons and patients Short term clinical data (at months 3 and 6) Long-term studies (1 yr.+) are used in peer review publications and podium presentations (more credible, but longer time to complete) Results from commercial surgeries, show viability as a business (clinical and financial success) PR campaign starts soon after hospital clinical study begins Expand commercial accounts and awareness of the procedure Momentum will build as competition among clinics and PR increases Build consumer awareness through active marketing at multiple practices

Focus Market South Korea – Key Activities Have conducted wet lab training sessions with over 30 Korean surgeons Engaging 3 key South Korean hospitals to complete controlled clinical studies on the Microlens. Hosting Presbia symposium in June to present 1 year data on Korean patients. Over 20 Korean surgeons are expected to attend. Seoul based Market Awareness Campaign starts in July to build general awareness of the procedure and to drive leads to surgical sites

Focus Market Germany – Key Activities Contracting with key German refractive institutions to complete controlled clinical studies on the Microlens Engaging private clinics to begin commercial surgeries Exhibiting at primary German and European congresses (DGII, nordBLICK, DOC, DOG, ESCRS) to build awareness of the Microlens among top cataract and refractive surgeons

Experienced Leadership Team & Board Vanessa Tasso Vice President of Clinical Affairs John Strobel Vice President of Sales Vlad Feingold Chief Technology Officer & Director Todd Cooper President, Chief Executive Officer & Director Randy Thurman Executive Chairman Richard Ressler Director Bob Cresci Director Gerd Auffarth Director Zohar Loshitzer Director EXECUTIVE BOARD Gerald Farrell Director

Presbia – Medical Advisory Board Patient Age Dr. Kerry K. Assil, founder and medical director of the Assil Eye Institute in Southern California Prof. Ioannis Pallikaris is overseeing the post-market surveillance trials of the Presbia Flexivue Microlens™ and conducting training sessions for surgeons at the institute he founded and directs, the Vardinoyannion Eye Institute of Crete. Dr. Mark S. Blumenkranz is the H.J. Smead Professor and Chairman of the Department of Ophthalmology at Stanford University, where he has served since January 1998 Dr. Crewe-Brown is fully registered on the Specialist Register of the General Medical Council of Great Britain (GMC), Irish Medical Council, and the Health Professions Council of South Africa (HPCSA). Dr. Michael Gordon, founder of the Gordon Schanzlin New Vision Institute, San Diego, is recognized as a preeminent authority in the field of refractive surgery. Dr. Marco Fantozzi, of Pescia, Italy, is an experienced, Presbia-certified ophthalmologic surgeon who has performed more than 10,000 refractive operations throughout his distinguished career.  Dr. Ronald R. Krueger, Medical Director of Refractive Surgery at the Cleveland Clinic Cole Eye Institute in Ohio, is a renowned ophthalmologic surgeon with more than 26 years of experience in the field of refractive surgery, specifically in excimer laser research.

Business Highlights

PRESBIA

Best-in-Class Near Vision Microlens	• Refractive corneal inlay restores reading vision, multiple lines of improvement • Wide range of lens refractive powers to offer patients a customized therapy • Compatible with other refractive surgical procedures - LASIK and cataract surgery • CE-marked with over 1000 lenses safely implanted globally
Clear FDA Pathway	• Second and final FDA two-stage clinical trial enrollment completed: 421 U.S. patients received Presbia Flexivue Microlens™ • 18 months into 36-month follow-up; submission of final PMA module in Q4 2017 expected to lead to FDA approval Q4 2018 • + 5 lines of uncorrected near visual acuity in treated eyes (100% of 6 month US study cohort)
Large, Underserved Presbyopia Opportunity	• 113 million presbyopes in the U.S.; 1.8 billion worldwide (2014)* • 4,000+ ophthalmic surgery centers with no effective treatment of presbyopia • Refractive surgeons are highly motivated to develop this market to replace lost LASIK volumes and utilize installed base of expensive femtosecond lasers • Compelling surgery center economics: 100% private pay, ~10 minute procedure
Commercial Strategy	• Two beach-heads • Now: Asia Pacific – South Korea • Next: Europe – Germany • Ongoing: Centers of Excellence – Ireland, Netherlands, Canada, Australia

*Source: 2013 Market Scope.

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use. 28

Words From Our Surgeons

PRESBIA

"Corneal inlays are an exciting new approach to the treatment of presbyopia. In my opnion, the Presbia Microlens represents the most robust corneal inlay platform to date!"

Dean Smith, MD (Canada)

"It (Presbia Microlens) marks a new era in the treatment of this natural part of the ageing process, and in a sense it allows you to turn back the clock and regain the vision you enjoyed when younger."

Wayne Crewe-Brown, MD (Ireland/UK)

"Presbia offers a unique technology that provides the patient with correction for nearsightedness while allowing the dominant eye to continue to provide effective distance vision. Most importantly, this is a very simple and reversible procedure. Long-time research and follow-up has proven the highest level of bio-compatibility of this miniature intracorneal lens."

Prof. Ioannis Pallikaris (Greece)

"We're looking for a solution that's safe, that's simple, that's effective, that's customizable to the patient, that's reversible and I think the Presbia Flexivue Microlens™ is the solution for the future."

Mickey Gordon, MD (USA)

"Thank you for enabling us to implant an invisible product into a transparent organ, with dogma defying outcomes and joyous recipients. It is these inspiring experiences that make medicine fun".

Kerry Assil, MD (USA)

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

29

Additional Materials

U.S. Pivotal Trial Subjects gained an average of 5 lines of uncorrected near visual acuity (the ability to see close objects without enhancement) in treated eyes (Figure A). 82% of subjects achieved 20/40 or better uncorrected distance vision in treated eyes (Figure B). Figure B Figure A Notwithstanding these results, we cannot assure you when or whether the Company will obtain pre-market approval, or what expenditures the Company will incur whether or not we obtain such approval, given the many significant risks associated with seeking such an approval from the FDA.  Furthermore, certain adverse events have been reported as part of the on-going staged pivotal clinical trial.  For a discussion of previously reported adverse events please see the risk factors, including the risk factor titled “If concerns regarding side effects from presbyopia correction surgery generally, or our products specifically, develop, including as a result of third-party studies and publications, our business, results of operations and financial condition will be materially and adversely affected.”, in the Company’s annual report on Form 10-K for the year ended December 31, 2015.  The Company requires PMA approval in order to market its products in the United States.

U.S. Pivotal Trial 98% of subjects achieved 20/40 or better best corrected distance vision in treated eyes (Figure C) and there was little to no change in binocular best corrected distance vision (Figure D). Figure C Figure D Notwithstanding these results, we cannot assure you when or whether the Company will obtain pre-market approval, or what expenditures the Company will incur whether or not we obtain such approval, given the many significant risks associated with seeking such an approval from the FDA.  Furthermore, certain adverse events have been reported as part of the on-going staged pivotal clinical trial.  For a discussion of previously reported adverse events please see the risk factors, including the risk factor titled “If concerns regarding side effects from presbyopia correction surgery generally, or our products specifically, develop, including as a result of third-party studies and publications, our business, results of operations and financial condition will be materially and adversely affected.”, in the Company’s annual report on Form 10-K for the year ended December 31, 2015.  The Company requires PMA approval in order to market its products in the United States.

Presbia PLC (Headquarters)
120-121 Lower Baggot St.
Dublin 2, Ireland
tel: +353-1-659-9446

Presbia Coöperatief U.A.
Pieter Pauwstraat 2A – I · 1017 ZJ Amsterdam, Netherlands
tel: +31-20-7084-556 · fax: +31-20-7084-556

PresbiBio LLC
8845 Irvine Center Dr., Suite 100 · Irvine, CA 92618
tel: +1-949-502-7010 · fax: +1-323-832-8447

info@presbia.com • www.presbia.com

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

33